EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)

          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 11, 1999.


                                       WALDEN C. RHINES
                                       -----------------------------------------
                                       Signature


                                       Walden C. Rhines

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)

          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 1999.


                                       GREGORY K. HINCKLEY
                                       -----------------------------------------
                                       Signature


                                       Gregory K. Hinckley
                                       -----------------------------------------
                                       Type or Print Name

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)

          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 1999.


                                       ANTHONY B. ADRIAN
                                       -----------------------------------------
                                       Signature


                                       Anthony B. Adrian
                                       -----------------------------------------
                                       Type or Print Name

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)

          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 11, 1999.


                                       MARSHA B. CONGDON
                                       -----------------------------------------
                                       Signature


                                       Marsha B. Congdon

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)

          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 11, 1999.


                                       JAMES R. FIEBIGER
                                       -----------------------------------------
                                       Signature


                                       James R. Fiebiger

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)

          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 11, 1999.


                                       DAVID A. HODGES
                                       -----------------------------------------
                                       Signature


                                       David A. Hodges

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)


          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 11, 1999.


                                       FONTAINE K. RICHARDSON
                                       -----------------------------------------
                                       Signature


                                       Fontaine K. Richardson

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            (1982 Stock Option Plan)

          The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 3,000,000 shares of Mentor Graphics common stock reserved for issuance under the 1982 Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 11, 1999.


                                       JON A. SHIRLEY
                                       -----------------------------------------
                                       Signature


                                       Jon A. Shirley